SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at March 31, 2021 (Unaudited)

Shares	Common Stocks: 96.7%	Value ($)

	Auto/Trucks Parts & Equipment: 5.6%
6,292	Gentherm Inc. *	466,300
5,772	Hella GmbH & Co KGaA	323,671
		789,971
	Commerical Services: 3.8%
6,149	Quanta Services Inc.	540,989

	Rubber-Tires: 2.1%
2,327	Continental AG	307,531

	Smart Transportation: 24.2%
2,964	Aptiv PLC	408,735
6,500	Denso Corp.	431,298
143,000	Geely Automobile Holdings Ltd.	363,844
8,008	Johnson Matthey PLC	332,606
6,019	Sensata Technologies Holding *	348,801
975	Tesla Inc. *	651,232
104,000	Tianneng Power International	196,387
3,900	Toyota Motor Corp.	303,476
15,834	Volvo AB Class B	400,532
		3,436,911
	Technology: 3.6%
4,264	Taiwan Semiconductor Manufacturing Co Ltd. - ADR	504,346

	Technology & Transportation: 57.4%
208	Alphabet Inc. Class C *	430,275
4,836	Amphenol Corp. Class A	319,031
2,158	Analog Devices Inc.	334,663
962	ANSYS Inc. *	326,657
3,315	Autohome Inc. - ADR *	309,190
15,860	Dana Inc.	385,874
2,990	Eaton Corp. PLC	413,457
5,317	FLIR Systems Inc.	300,251
28,262	Hanon Systems	442,324
4,511	Hexagon AB Class B	416,144
11,375	Infineon Technologies AG - ADR	482,268
4,615	Intel Corp.	295,360
2,275	Lear Corp.	412,344
637	LG Chem Ltd.	454,703
728	NVIDIA Corp.	388,701
2,340	NXP Semiconductors NV	471,136
13,182	ON Semiconductor Corp. *	548,503
4,940	Power Integrations Inc.	402,511
949	Samsung SDI Co., Ltd.	555,396
2,431	Skyworks Solutions Inc.	446,040
		8,134,828

	Total Common Stocks (Cost $11,777,624)	13,714,576

Shares		Value ($)

	Preferred Stocks: 3.0%
	Smart Transportation: 3.0%
1,508	Volkswagen AG	421,930
	Total Preferred Stocks (Cost $281,526)	421,930

	Total Investments (Cost $5,412,148)- 99.7%	14,136,506
	Other Assets in Excess of Liabilities - 0.3%	42,292
	Total Net Assets - 100.0%	$14,178,798

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company